  Exhibit 21

THERMO FISHER SCIENFITIC INC.

Subsidiary List

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Australia Pty Limited [31.56% by Thermo BioAnalysis LLC]	Australia	68.44
Thermo Fisher Scientific Australia Senior Holdings Pty Limited [.5% by Thermo Fisher Scientific Senior Holdings Australia LLC]	Australia	99.5
Thermo Informatics Asia Pacific Pty Ltd.	Australia	100
Thermo Trace Pty Ltd.	Australia	100
Thermo Optek (Australia) Pty Ltd.	Australia	100
Thermo Fisher Scientific Australia Pty Ltd	Australia	100
Lomb Scientific (Aust) Pty Limited	Australia	100
Ajax Finechem Pty Limited	Australia	100
Promedica Pty Limited	Australia	100
Technology Design Solutions Pty Ltd	Australia	100
App-Tek International Pty Ltd	Australia	100
EnviroEquip Pty Ltd	Australia	100
Thermo Fisher Scientific New Zealand Holdings	New Zealand	100
Thermo Fisher Scientific New Zealand Limited	New Zealand	100
Thermo Gamma-Metrics Holdings Pty Ltd.	Australia	100
Thermo Gamma-Metrics Pty Ltd	Australia	100
Intalysis Pty Ltd	Australia	100
Thermo Electron (Chile) S.A. [.20% held privately]	Chile	99.8
Thermo Electron A/S	Denmark	100
Laboratory Management Systems, Inc.	Delaware	100
Thermo Fisher Scientific Peru S.A. [1% by Fisher Clinical Services (Peru) LLC]	Peru	99
Thermo Scientific Korea Ltd.	Korea	100
Fisher Clinical Logistics LLC	Delaware	100
Fisher Clinical Services (Suzhou) Co., Ltd.	China	100
Fisher Clinical Services Limited Liability Company [1% by Thermo Fisher Scientific Inc.]	Russia	99
Fisher Clinical Services Japan K.K.	Japan	100
Thermo Fisher Scientific Mexico City, S. de R.L. de C.V. [1% by Thermo Fisher Scientific (Mexico City) LLC]	Mexico	99
TFLP LLC	Delaware	100
Cohesive Technologies Inc.	Delaware	100
Cohesive Technologies (UK) Limited	England	100
Thermo Hypersil-Keystone LLC	Delaware	100
Fisher Worldwide Distribution SPV	Cayman Islands	100
Thermo Fisher Scientific Norway Holdings AS	Norway	100
Thermo Fisher Scientific Operating Company LLC	Delaware	100
Thermo Fisher Scientific Senior Financing LLC	Delaware	100
Thermo Fisher Scientific (DE) Holding S.a.r.l.	Luxembourg	100
TWX, LLC [22.5% by Thermo Scientific Portable Analytical Instruments Inc]	Massachusetts	77.5
Thermo Fisher GP LLC	Delaware	100
Thermo Fisher Scientific C.V. [1% by TFLP LLC]	Netherlands	99
Phadia GmbH	Germany	100
Oxoid Australia Pty. Limited [35.5% by Oxoid International Limited]	Australia	64.5

Thermo Dutch Holdings Limited Partnership [1% by Thermo Finland Holdings LLC]	England	99
Thermo Cayman Holdings Ltd. [33.33% by Thermo Cambridge Limited]	Cayman Islands	66.67
European Laboratory Holdings Limited	Ireland	100
Thermo Fisher Investments (Cayman) Ltd.	Cayman Islands	100
Thermo Suomi Holding B.V. [33.33% by Life Sciences International Holdings BV]	Netherlands	66.67
Thermo Fisher (Finland Holdings 2) LLC	Delaware	100
Thermo Fisher (Finland Holdings) Limited Partnership [.5% by Thermo Fisher (Finland Holdings 2) LLC]	England	99.5
Thermo Fisher Scientific Oy	Finland	100
Thermo Fisher India Holding B.V. [6.13% by Thermo Fisher Scientific Inc., .68% by Thermo Gamma-Metrics LLC and 30.74% by Thermo Fisher Scientific (Ashville) LLC]	Netherlands	62.45
Thermo Fisher Scientific India Pvt Ltd [28.21% by Thermo Fisher Scientific Inc., 3.38% by Phadia Holding AB, .004% by Thermo Electron LED GmbH, .00008 by Phadia AB, and .00001 held privately]	India	68.39
Thermo Shandon Limited	England	100
Raymond A Lamb Limited	England	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100
Thermo Elemental Limited	England	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Ltd	England	100
G V Instruments Limited	England	100
HTX Limited	England	100
Analytical Precision Products Limited	England	100
GV Instruments Inc	Delaware	100
GV Instruments Canada Ltd.	Canada	100
JSC “Thermo Fisher Scientific”	Russia	100
Fisher Clinical Services Mexico, S. de R.L. de C.V. [1% by Fisher Clinical Services (Mexico) LLC]	Mexico	99
Fisher Clinical Services (Mexico) LLC	Delaware	100
D-finitive Technologies, Inc.	South Carolina	100
Thermo Scientific Portable Analytical Instruments Inc	Delaware	100
Thermo Fisher Germany B.V.	Netherlands	100
NovaWave Technologies, Inc.	California	100
Thermo Fisher Re Ltd. [20% by Thermo Fisher Insurance Holdings Inc.]	Bermuda	80
Thermo Finland Holdings LLC	Delaware	100
Pelican Acquisition Corporation	Delaware	100
Priority Air Holdings Corp	Delaware	100
Priority Air Express, LLC	Delaware	100
Priority Air Express UK Limited	England	100
Priority Air Express Pte. Ltd.	Singapore	100
PAX – DSI Acquisition LLC	Delaware	100
Distribution Solutions International, Inc.	Michigan	100
Thermo EGS Gauging, Inc.	Delaware	100
EGS Gauging Technical Services Company	Delaware	100
EGS Gauging Ltd.	England	100
EGS Gauging Pty Ltd	Australia	100
Thermo Asset Management Services Inc.	Delaware	100
Ionalytics Corporation	Canada	100
Thermo CRS Holdings Ltd.	Canada	100

Thermo CRS Ltd. [Series 1 Preferred Shares held by Oxoid Company, Diagnostix Ltd. and Thermo Fisher Scientific (Mississauga) Inc.]	Canada	100
Robocon Labor- und Industrieroboter Gesellschaft m.b.H	Austria	100
CRS Robotics France EURL [.04% by Thermo Electron Holdings SAS]	France	99.96
Thermo Electron North America LLC	Delaware	100
picoSpin, LLC	Colorado	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Fisher Clinical Services (Colombia) LLC	Delaware	100
Fisher Clinical Services Colombia S.A.S.	Colombia	100
Fisher Clinical Services (Peru) LLC	Delaware	100
Fisher Clinical Services Peru S.R.L [1% by Thermo Fisher Scientific Inc.]	Peru	99
Fisher Servicios Clinicos (Chile) LLC	Delaware	100
Fisher Servicios Clinicos Chile Ltda [1% by Thermo Fisher Scientific Inc.]	Chile	99
Staten Island Cogeneration Corporation	New York	100
Doe & Ingalls Investors, Inc.	Delaware	100
Doe & Ingalls Management, LLC [46% by Thermo Fisher Scientific Inc.]	Delaware	54
Doe & Ingalls of California Operating LLC	North Carolina	100
Doe & Ingalls of Florida Operating LLC	Florida	100
Doe & Ingalls of Maryland Operating LLC	North Carolina	100
Doe & Ingalls of Massachusetts Operating LLC	North Carolina	100
Doe & Ingalls of North Carolina Operating LLC	North Carolina	100
Doe & Ingalls Properties II, LLC	North Carolina	100
Doe & Ingalls Properties, LLC	North Carolina	100
Thermo Electron Export Inc.	Barbados	100
Thermo Fisher Scientific (Mexico City) LLC	Delaware	100
Odyssey Luxembourg Holdings S.à r.l.	Luxembourg	100
Fisher Worldwide Gene Distribution SPV	Cayman Islands	100
Thermo Fisher Scientific Odyssey Holdings Limited	England	100
Odyssey Venture Corporation	Delaware	100
Odyssey Holdings Corporation	Delaware	100
One Lambda, Inc	California	100
Odyssey Luxembourg IP Holdings 1 S.à r.l.	Luxembourg	100
Odyssey Luxembourg IP Holdings 2 S.à r.l.	Luxembourg	100
Thermo Fisher Scientific BioProduction Pte. Ltd.	Singapore	100
Thermo Foundation, Inc.	Massachusetts	100
Thermo Fisher Financial Services Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermedics Detection de Argentina S.A. [10% by Thermo Ramsey Inc.]	Argentina	90
Fisher Clinical Services Latin America S.R.L. [10% by Thermo Ramsey Inc.]	Argentina	90
Thermo Detection de Mexico, S.A. de C.V. [1% by Thermo Environmental Instruments Inc.]	Mexico	99
Thermo Fisher Scientific eCommerce Solutions, LLC	Delaware	100
Goring Kerr Detection Limited	England	100
Thermo Sentron Canada Inc. [10% by Thermo Fisher Scientific Inc.]	Canada	90
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey Inc.	Massachusetts	100

Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda. [.01% by Thermo Ramsey Inc.]	Brazil	99.99
Thermo Re, Ltd.	Bermuda	100
Thermo Electron (Proprietary) Limited	South Africa	100
Princeton Gamma-Tech Instruments LLC	Delaware	100
Comtest Limited	England	100
Thermo Electron Metallurgical Services, Inc.	Texas	100
ONIX Systems Inc.	Delaware	100
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments, L.P. [0.10% by Thermo Process Instruments GP, LLC]	Texas	99.90
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd	England	100
H.P.L.C. Technology Company Limited	England	100
Thermo Onix Limited	England	100
Thermo Electron Scientific Instruments LLC	Delaware	100
Thermo Fisher Scientific Japan Holdings I B.V.	Netherlands	100
Fuji Partnership [17.8184% by Thermo Fisher Scientific Japan Holdings II B.V. and 10.1634 by Thermo Fisher Scientific Japan Holdings III B.V.]	Japan	72.0182
Thermo Fisher Scientific (NK) LLC	Delaware	100
Thermo Fisher Eurobonds Ltd.	Cayman Islands	100
Thermo Fisher Scientific (Mississauga) Inc. [Thermo Finnigan LLC owns 100 Series A Preferred shares]	Canada	100
Life Sciences International Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Thermo Optek Limited	England	100
Thermo Cambridge Limited	England	100
VG Systems Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. [10% by Thermo Fisher Scientific B.V.]	Spain	90
Life Sciences International (Poland) SP z O.O	Poland	100
Thermo Ramsey Italia S.r.l.	Italy	100
Comdata Services Limited	England	100
Helmet Securities Limited [.01% by Comdata Services Limited]	England	99.99
Life Sciences International LLC	Delaware	100
Thermo Fisher Scientific (Asheville) LLC	Delaware	100
Thermo Neslab LLC	New Hampshire	100
Thermo Fisher Scientific Japan Holdings II B.V.	Netherlands	100
Lab-Line Instruments, Inc.	Delaware	100
Thermo Scientific Services, Inc.	California	100
Thermo Fisher Scientific (Fuji) LLC	Delaware	100
Jouan LLC	Delaware	100
Kendro Laboratory Products Pty., Ltd.	Australia	100
Thermo Kevex X-Ray Inc.	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100

ThermoSpectra Limited	England	100
Thermo Electron Sweden Forvaltning AB [10.08% by Dionex Corporation]	Sweden	89.92
Spectra-Physics AB	Sweden	100
Thermo Fisher Scientific Japan Holdings III B.V.	Netherlands	100
Thermo Fisher Scientific K.K. [0% by TFS Breda B.V. –preferred shares]	Japan	100
TK Partnership (aka Silent Partnership) [49.51% by Fuji Partnership]	Japan	50.49
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg II S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg I S.à r.l.	Luxembourg	100
Spectra-Physics Holdings USA, LLC	Delaware	100
Thermo Fisher Scientific Spectra-Physics Investments Malta Limited [1% by Spectra-Physics Holdings USA, LLC]	Malta	99
Thermo MF Physics LLC	Delaware	100
Spectra-Physics Holdings Limited	England	100
Saroph Sweden AB	Sweden	100
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Fisher Scientific (China) Holding Limited	England	100
Thermo Fisher Scientific (China-HK) Holding Limited	Hong Kong	100
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China	100
Thermo Fisher Scientific (Suzhou) Instruments Co., Ltd	China	100
Thermo Fisher Scientific (China) Co., Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China	100
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Fisher Scientific SL	Spain	100
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands	100
Thermo Fisher (Gibraltar) Limited [50% by Thermo Fisher (Cayman) Holdings II Ltd.]	Gibraltar	50
Thermo Fisher (Gibraltar) II Limited	Gibraltar	100
Navaho Acquisition Corp.	Delaware	100
NanoDrop Technologies LLC	Delaware	100
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands	100
Thermo BioAnalysis LLC [5.1% by Life Sciences International Limited and 9.4% by Life Sciences International LLC]	Delaware	85.5
Thermo Fisher Scientific Senior Holdings Australia LLC	Delaware	100
Thermo LabSystems S.A.	Spain	100
Thermo Fisher German Holdings LLC	Delaware	100
Thermo Holding European Operations LLC	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo Shandon Inc.	Pennsylvania	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100
Thermo Environmental Instruments Inc.	California	100
27 Forge Parkway LLC	Delaware	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100
Thermo Fisher Scientific Aquasensors LLC	Delaware	100

Thermo Electron Puerto Rico, Inc.	Puerto Rico	100
Thermo CIDTEC Inc.	New York	100
Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Thermo Securities Corporation	Delaware	100
Thermo Instrument Controls de Mexico, S.A. de C.V. [2% by Thermo Fisher Scientific Inc.]	Mexico	98
Thermo Eberline LLC [49% by Thermo Fisher Scientific Inc.]	Delaware	51
ThermoLase LLC	Delaware	100
Trex Medical Corporation	Delaware	100
GMC Consolidation LLC	Delaware	100
Fermentas Inc.	Maryland	100
Thermo Corporation	Delaware	100
Fisher Scientific GmbH	Germany	100
Fisher Scientific (Polska) Sp. z o.o.	Poland	100
Fisher Scientific Germany Beteiligungs GmbH	Germany	100
Fisher Scientific d.o.o.	Slovenia	100
Fisher Scientific, spol. S.r.o [33% held privately]	Czech Republic	67
Fisher Scientific (Austria) GmbH	Austria	100
Thermo Fisher Scientific Germany BV & Co. KG [Thermo Fisher Germany B.V., general partner with 0% ownership]	Germany	100
Microgenics Corporation	Delaware	100
Consolidated Technologies, Inc.	Wisconsin	100
Microgenics Diagnostics Pty Limited	Australia	100
Remel Inc.	Wisconsin	100
Trek Diagnostic Systems LLC	Delaware	100
Trek Holding Company Ltd.	England	100
Trek Holding Company II Ltd.	England	100
Trek Diagnostic Systems Ltd.	England	100
Separation Technology, Inc.	Delaware	100
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Biosciences Corp.	Canada	100
Oxoid Investments GmbH	Germany	100
B.R.A.H.M.S. GmbH [5.025% by Thermo Fisher Scientific Beteiligungsverwaltungs GmbH]	Germany	94.975
B.R.A.H.M.S. Biotech GmbH [6% held privately]	Germany	94
B.R.A.H.M.S. Austria GmbH	Austria	100
B.R.A.H.M.S. Italia s.r.l.	Italy	100
B.R.A.H.M.S. France S.A.S [23.75% by Microgenics GmbH and 5.72% by Thermo Electron SAS]	France	70.53
Quatuor S.A. [.01% held privately]	France	99.99
Cezanne S.A.S. [14.75% by B.R.A.H.M.S. GmbH]	France	85.25
HENO GmbH i.L.	Germany	100
B.R.A.H.M.S. UK Ltd	England	100
B.R.A.H.M.S. Iberia S.L.	Spain	100
Thermo Fisher Scientific Biosciences GmbH	Germany	100
Fermentas Sweden AB	Sweden	100
Fermentas UK Limited	England	100
Thermo Fisher Scientific Chromatography Holdings S.à r.l. [1.28% by Thermo Fisher Scientific B.V.]	Luxembourg	98.72
Thermo Fisher Scientific B.V.B.A.	Belgium	100
Thermo Fisher Scientific Chromatography Holdings Aps	Denmark	100

Dionex Corporation	Delaware	100
Dionex Sweden AB	Sweden	100
Dionex Brasil Instrumentos Cientificos Ltda [.01 by Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda.] [Missing Graphic Reference]	Brazil	99.99
Dionex I, LLC	Delaware	100
Dionex (Switzerland) AG	Switzerland	100
Dionex (Europe) Management AG	Switzerland	100
Dionex Canada Ltd.	Canada	100
Dionex Austria GmbH	Austria	100
Dionex Benelux B.V.	Netherlands	100
Dionex Holding GmbH	Germany	100
Dionex GmbH [5% by Dionex Corporation]	Germany	95
Dionex Softron GmbH	Germany	100
Dionex Singapore Pte Ltd.	Singapore	100
Dionex Korea Ltd.	Korea	100
Dionex S.A.	France	100
Dionex Ireland Limited	Ireland	100
Dionex (UK) Limited	England	100
Dionex S.p.A. [0.08% held privately]	Italy	99.92
Dionex Pty Ltd.	Australia	100
Dionex China Limited	Hong Kong	100
Dionex (China) Analytical Ltd	China	100
Thermo Fisher Scientific Taiwan Co., Ltd. [Missing Graphic Reference]	Taiwan	100
Dionex Denmark A/S	Denmark	100
Thermo Fisher Scientific Baltics UAB	Lithuania	100
Fermentas China Co., Ltd	China	100
Thermo TLH (UK) Limited	England	100
Thermo Fisher Scientific (Breda) Holding BV	Netherlands	100
Concept to Volume B.V.	Netherlands	100
Concept to Volume Products B.V.	Netherlands	100
Thermo Fisher Scientific B.V.	Netherlands	100
Thermo Optek S.A.	Spain	100
Thermo Fisher Scientific Finance Company BV	Netherlands	100
Thermo Quest S.A.	Spain	100
Thermo Fisher Scientific (Delft) Holding B.V.	Netherlands	100
Thermo Fisher Scientific (Delft) B.V.	Netherlands	100
Thermo Luxembourg S.a.r.l.	Luxembourg	100
Thermo Electron Deutschland GmbH	Germany	100
Thermo Electron IT Services GmbH	Germany	100
Thermo Electron GmbH	Germany	100
Thermo Fisher Scientific GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) S.a.r.l.	Luxembourg	100
Thermo Fisher Scientific Messtechnik GmbH [10.04% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	89.96
Niton Europe GmbH	Germany	100
Thermo Electron (Karlsruhe) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron Pension Trust GmbH	Germany	100
Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG [0% by Fisher Scientific Germany Beteiligungs GmbH as the Genera Partner]	Germany	100

Thermo Fisher Scientific (Bremen) GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
La-Pha-Pack GmbH	Germany	100
Thermo Electron LED GmbH [10% by Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG]	Germany	90
Thermo Electron LED GmbH	Austria	100
Thermo TLH L.P. [0.01% by Thermo TLH (U.K.) Limited]	Delaware	99.99
Gerhard Menzel GmbH [3.85% by Erie Electroverre S.A.]	Germany	96.15
Microm International GmbH	Germany	100
Oxoid Deutschland GmbH	Germany	100
Microgenics GmbH	Germany	100
ILS Laboratories Scandinavia, AB	Sweden	100
Barnstead Thermolyne LLC	Delaware	100
Thermo Fisher Scientific China Holdings I B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings II B.V.	Netherlands	100
Thermo Fisher Scientific China Holdings III B.V.	Netherlands	100
Thermo Fisher China Business Trust [1% by Thermo Fisher Scientific China Holdings IV B.V.]	China	99
Thermo Fisher Scientific China Holdings IV B.V.	Netherlands	100
Fisher Scientific International LLC	Delaware	100
NERL Diagnostics LLC	Wisconsin	100
FHP LLC	Delaware	100
Alchematrix, Inc.	Delaware	100
Fisher Internet Minority Holdings L.L.C.	Delaware	100
Alchematrix LLC	Delaware	100
Apogent Technologies Inc.	Wisconsin	100
Thermo Fisher Scientific Life Holdings Limited	England	100
Apogent Holding Company	Delaware	100
Niton Asia Limited	Hong Kong	100
Matrix Technologies LLC	Delaware	100
Molecular BioProducts, Inc.	California	100
Intrinsic BioProbes, Inc.	Arizona	100
Labomex MBP, S. de R. L. De C.V. [.04% by Apogent Technologies Inc.]	Mexico	99.96
National Scientific Company	Wisconsin	100
Lab-Chrom-Pack LLC	New York	100
Robbins Scientific LLC	California	100
Apogent Transition Corp.	Delaware	100
Erie Scientific LLC	Delaware	100
Thermo Fisher Scientific Life Holdings II C.V. [1.00006% by Fisher WWD Holding L.L.C., .00007% by Fisher Scientific Worldwide Inc. and 0.00% by Apogent Technologies Inc.]	Netherlands	98.99
Thermo Fisher Scientific Life Investments C.V. [.10 by Apogent Technologies Inc.]	Netherlands	99.90
Thermo Fisher Scientific Life Senior Holdings C.V. [.10 by Apogent Technologies Inc.]	Netherlands	99.90
Thermo Fisher Scientific Life Holdings I C.V. [.10 by Fisher Scientific Worldwide Inc.]	Netherlands	99.90
Thermo Fisher Scientific Life Enterprises C.V. [.10 by Apogent Technologies Inc.]	Netherlands	99.90
Thermo Fisher Scientific Life Financing C.V. [1.11% by Thermo Fisher Scientific Life Holdings I C.V. and 0.00% by Apogent Technologies Inc.]	Netherlands	98.89

Thermo Fisher Scientific Life International Holdings I C.V. [.10 by Apogent Technologies Inc.]	Netherlands	99.90
Thermo Fisher Scientific Life Netherlands Holding C.V. [9.9% by Thermo Fisher Scientific Life Enterprises C.V. 44.55% by Thermo Fisher Scientific Life International Holdings II C.V and .9% by Thermo Fisher Scientific Life Investments IV S.a.r.l.]	Netherlands	44.55
Thermo Fisher Scientific Life International Holdings II C.V. [.10 by Apogent Technologies Inc.]	Netherlands	99.90
Erie-Watala Glass Company Limited [42% held privately]	Hong Kong	58
Thermo Fisher Scientific Switzerland Holdings C.V. [.01% by Apogent Technologies Inc.]	Netherlands	99.99
TFS Breda B.V. [.25 by Thermo Fisher Scientific C.V.]	Netherlands	99.75
SwissAnalytic Group GmbH	Switzerland	100
Thermo Fisher Scientific (Ecublens) SARL	Switzerland	100
Fisher Luxembourg Danish Holdings SARL	Luxembourg	100
Fisher Holdings ApS	Denmark	100
Apogent Denmark ApS	Denmark	100
Fisher BioImage ApS	Denmark	100
Nunc A/S	Denmark	100
Proxeon Biosystems A/S	Denmark	100
Thermo Fisher Scientific Europe GmbH	Switzerland	100
Thermo Fisher Scientific Holdings Europe Limited	England	100
Thermo Fisher Scientific SpA	Italy	100
Erie Electroverre S.A.	Switzerland	100
Thermo Fisher Scientific LED AG	Switzerland	100
Kendro Laboratory Products Ltd	England	100
Kendro Containment & Services Limited	England	100
Thermo Fisher Scientific (Johannesburg) (Proprietary) Limited	South Africa	100
Flux Instruments AG	Switzerland	100
Thermo Fisher Scientific (Schweiz) AG	Switzerland	100
Thermo Fisher Scientific Wissenschaftliche Geräte GmbH	Austria	100
Thermo Fisher Scientific (Praha) s.r.o.	Czech Republic	100
Thermo Fisher Scientific (Bratislava) s.r.o.	Slovak Republic	100
Metavac LLC	Delaware	100
Abgene Inc.	Delaware	100
Apogent Finance Company	Delaware	100
Capitol Vial, Inc.	Alabama	100
Capitol Scientific Products, Inc.	New York	100
Chase Scientific Glass, Inc. [50% by Apogent Holding Company]	Wisconsin	50
EP Scientific Products LLC	Delaware	100
Erie Scientific Company of Puerto Rico	Delaware	100
Erie Scientific Hungary Kft	Hungary	100
Erie UK Holding Company	Delaware	100
Erie LP Holding LLC	Delaware	100
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands	100
Erie U.K. Limited	England	100
Nalge Nunc International Corporation	Delaware	100
Thermo Fisher Scientific (Monterrey), S. De R.L. De C.V. [1% by Nalge Nunc International (Monterrey) LLC]	Mexico	99
236 Perinton Parkway, LLC	New York	100
ARG Services LLC	Delaware	100
Owl Separation Systems LLC	Wisconsin	100
Nalge Nunc International (Monterrey) LLC	Delaware	100

Erie UK Senior Holding Limited [1.01% by Erie LP Holding LLC]	England	98.99
LambTrack Limited	England	100
Erie UK 1 Limited	England	100
Erie UK 2 Limited	England	100
Thermo BioSciences Holdings LLC	Delaware	100
Hyclone Laboratories, Inc.	Utah	100
STC Biomanufacturing, Inc.	Illinois	100
HyClone International Trade (Tianjin) Co., Ltd	China	100
National HyClone (Lanzhou) Bio-engineering Co., Ltd. [49% held privately]	China	51
Pierce Biotechnology, Inc.	Delaware	100
Perbio Science, Inc.	Delaware	100
Pierce Milwaukee, Inc.	Delaware	100
Pierce Milwaukee Holding Corp.	Delaware	100
Thermo Fisher Scientific (Milwaukee) LLC [1% by Pierce Milwaukee, Inc.]	Delaware	99
Advanced Biotechnologies Limited	England	100
Abgene Limited	England	100
Apogent U.K. Limited	England	100
Matrix Technologies Corporation Limited	England	100
Nalge (Europe) Limited	England	100
Chromacol Limited	England	100
Epsom Glass Industries Limited	England	100
Remel Europe Limited	England	100
Ever Ready Thermometer Co., Inc.	Wisconsin	100
Fisher Asia Manufacturing Ventures Inc. [20% held privately]	British Virgin Islands	80
Fisher Laboratory Products Manufacturing (Shanghai) Co., Ltd	China	100
Richard -Allan Scientific Company	Wisconsin	100
Lab Vision Corporation	California	100
Lab Vision (UK) Limited [0.05% by Erie U.K. Limited]	England	99.95
Neomarkers, Inc.	California	100
Microm Laborgerate S.L.U	Spain	100
Samco Scientific LLC	Delaware	100
Samco Scientific (Monterrey) LLC	Delaware	100
Seradyn Inc.	Delaware	100
Applied Scientific Corporation	California	100
Cellomics, Inc.	Delaware	100
Fisher BioSciences Japan, KK	Japan	100
CTPS Company	Delaware	100
Clintrak Pharmaceutical Services, LLC	Delaware	100
Fisher Clinical Services (Bristol), LLC	Delaware	100
Clintrak Clinical Labeling Services, LLC	Delaware	100
Fisher Clinical Services GmbH	Germany	100
Cenduit GmbH [50% by Cenduit LLC]	Switzerland	50
Columbia Diagnostics, Inc.	Delaware	100
Drakeside Real Estate Holding Company LLC	Delaware	100
Duke Scientific Corporation	California	100
Fisher Clinical Services Inc.	Pennsylvania	100
Thermo Fisher Scientific Brasil Serviços de Logística Ltda [.001% by Fisher BioServices Inc.]	Brazil	99.999
Cole-Parmer Instrument Company	Illinois	100
Cole-Parmer Instrument Company Limited	England	100
Eutech Instruments Pte Ltd.	Singapore	100

Eutech Instruments Europe B.V.	Netherlands	100
Eutech Instruments Sdn Bhd	Malaysia	100
Thermo Fisher Scientific Biosciences Inc.	Delaware	100
Open BioSystems LLC	Delaware	100
Fisher BioServices Inc.	Virginia	100
Southern Trials (Pty) Ltd.	South Africa	100
Schantz Road LLC	Pennsylvania	100
Specialty (SMI) Inc.	California	100
Fisher Germany Holdings GmbH	Germany	100
Fisher Hamilton China Inc.	Delaware	100
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia	100
Fisher Scientific Brazil Inc.	Delaware	100
Systems Manufacturing Corporation	Delaware	100
Fisher Scientific Central America Inc.	Delaware	100
Fisher Scientific Chile Inc.	Delaware	100
Consultores Fisher Scientific Chile Ltd [50% by Fisher Scientific Worldwide Inc.]	Chile	50
Fisher Scientific Colombia Inc.	Delaware	100
Fisher Scientific Company L.L.C.	Delaware	100
Fisher Scientific Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica	100
Thermo Fisher Scientific Brahms LLC	Delaware	100
Biochemical Sciences LLC	Delaware	100
Fisher Scientific de Mexico S.A.	Mexico	100
Medical Analysis Systems, Inc.	Delaware	100
Medical Analysis Systems International, Inc.	California	100
Medical Diagnostics Systems, Inc.	California	100
United Diagnostics, Inc.	Delaware	100
Fisher Scientific Latin America Inc.	Delaware	100
Fisher Scientific Mexico Inc.	Delaware	100
FS Mexicana Holdings LLC [.01% by Fisher Scientific Mexicana, S. de R.L. de C.V]	Delaware	99.99
Fisher Alder S. de R.L. de C.V. [.0020% by Fisher Scientific International LLC]	Mexico	99.998
Fisher Hamilton Mexico LLC	Delaware	100
Fisher Scientific Mexicana, S. de R.L. de C.V. [.01% by Fisher Scientific Worldwide Inc.]	Mexico	99.99
FS Casa Rocas Holdings LLC [1% by Fisher Mexico, S. de R.L. de C.V]	Delaware	99
Fisher Mexico, S. de R.L. de C.V. [.0000269% FS Casa Rocas Holdings LLC]	Mexico	99.9999731
Fisher Scientific Middle East and Africa Inc.	Delaware	100
Fisher Scientific Operating Company	Delaware	100
Fisher Scientific Venezuela Inc.	Delaware	100
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China	100
FRC Holding Inc., V	Delaware	100
FS (Barbados) Capital Holdings Ltd.	Barbados	100
Golden West Indemnity Company Limited	Bermuda	100
Liberty Lane Real Estate Holding Company LLC	Delaware	100
New FS Holdings Inc.	Delaware	100
Hangar 215, Inc.	Delaware	100
Thermo Fisher Scientific Pte. Ltd.	Singapore	100
Scientific Products (Shanghai) Co., Ltd.	China	100
Cole-Parmer India Pvt. Ltd [.001% by Fisher Scientific Company L.L.C. and 24.108% by Thermo Fisher Scientific Inc.]	India	75.891
Union Lab Supplies Limited [50% by Fisher Scientific Worldwide Inc.]	Hong Kong	50
Fisher Scientific Worldwide Inc.	Delaware	100

Power Sweden Holdings III Aktiebolag	Sweden	100
FSIR Holdings (US) Inc. [1.265% by Fisher Clinical Services Inc.]	Delaware	98.735
Liberty Lane Investment LLC	Delaware	100
Fisher Scientific Holding Company LLC	Delaware	100
Fisher Scientific Holdings (M) Sdn Bhd	Malaysia	100
Bumi-Sans Sendirian Berhad	Malaysia	100
Fisher Scientific (M) Sdn Bhd [10% by General Scientific Company Sdn Bhd (M)]	Malaysia	90
General Scientific Company Sdn Bhd (M) [14% by Pacific Rim Investment, LLC]	Malaysia	86
Fisher Scientific Holdings (S) Pte Ltd	Singapore	100
Fisher Scientific Pte. Ltd. [16.57% by Fisher Scientific International LLC]	Singapore	83.43
Fisher Scientific (SEA) Pte. Ltd.	Singapore	100
Fisher Scientific Australia Pty Limited	Australia	100
FSIR Holdings (UK) Limited	England	100
FSWH Company LLC	Delaware	100
FSI Receivables Company LLC	Delaware	100
Fisher Bermuda Holdings Limited	Bermuda	100
Fisher Holdings Luxembourg SARL	Luxembourg	100
Fisher Scientific Worldwide Holdings I C.V. [5% by Fisher Scientific Worldwide Inc.]	Netherlands	95
FSWH International Holdings LLC	Delaware	100
Thermo Fisher Scientific Denmark Senior Holdings ApS	Denmark	100
Thermo Fisher Scientific Holdings (Cayman) I	Cayman Islands	100
Thermo Fisher Scientific Holdings (Cayman) II	Cayman Islands	100
Phadia International Holdings C.V. [10% by FSIR Holdings (US) Inc.]	Netherlands	90
FSII Sweden Holdings I AB	Sweden	100
Power Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings AB	Sweden	100
Power Sweden Holdings II AB	Sweden	100
Perbio Science AB	Sweden	100
Thermo Fisher Scientific Life Investments II S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Life Investments US Financing II LLC [1% by Perbio Science Sweden Holdings AB]	Delaware	99
Thermo Fisher Scientific Life Investments IV S.a.r.l	Luxembourg	100
Thermo Fisher Scientific Investments (Luxembourg) S.a.r.l. [1% by FSII Sweden Holdings AB]	Luxembourg	99
Thermo Fisher Scientific Malta Holdings LLC	Delaware	100
Thermo Fisher Scientific Investments (Malta) Limited [.04% by Thermo Fisher Scientific Malta Holdings LLC]	Malta	99.960
Hyclone AB	Sweden	100
Thermo Fisher Scientific Tauranga Limited	New Zealand	100
Perbio Science (Australia) Pty. Limited	Australia	100
Perbio Science Sweden Holdings AB	Sweden	100
Phadia Luxembourg Holdings S.a.r.l.	Luxembourg	100
Phadia Malta Holdings Limited [.05 by Perbio Science Sweden Holdings AB]	Malta	99.95
Fisher Scientific GTF AB	Sweden	100
Fisher Scientific Biotech Line ApS	Denmark	100
CB Diagnostics Holding AB	Sweden	100
CB Diagnostics AB	Sweden	100
Sweden DIA (Sweden) AB	Sweden	100
Phadia Sweden AB	Sweden	100

Phadia Holding AB	Sweden	100
Phadia Diagnosticos Ltda [1% by Phadia AB]	Brazil	99
Beijing Phadia Diagnostics Co Ltd	China	100
Allergon AB	Sweden	100
Nanjing WeiKangLe Trading Industrial Co Ltd	China	100
Laboratory Specialties Proprietary Ltd.	South Africa	100
Phadia AB	Sweden	100
Phadia Real Property AB	Sweden	100
Phadia US Inc.	Delaware	100
Hyclone UK Limited	England	100
Perbio Science UK Limited	England	100
Perbio Science Invest AB	Sweden	100
Perbio Science Nederland B.V.	Netherlands	100
Perbio Science Projekt AB	Sweden	100
Perbio Science Switzerland SA [.3% held privately]	Switzerland	99.7
Thermo Fisher Scientific Life Investments I S.à r.l.	Luxembourg	100
Thermo Fisher Scientific Life Investments US Financing I LLC [1% by FSIR Holdings (US) Inc.]	Delaware	99
Thermo Fisher Scientific Life Senior Holdings, Inc. [6.907 by Thermo Fisher Scientific Inc., 10.154% by Thermo Fisher Scientific Life Investments US Financing II LLC, 25.773% by Thermo Fisher Scientific Life Senior Holdings C.V., 10.309% by Thermo Fisher Scientific Norway Holdings AS, and 15.618% by Thermo Fisher Scientific Life Holdings Limited]	Delaware	31.237
Life Technologies Corporation	Delaware	100
Invitrogen Argentina SA	Argentina	100
Invitrogen BioServices India PVT Ltd.	India	100
Invitrogen IP Holdings, Inc.	Delaware	100
Ion Torrent Systems, Inc.	Delaware	100
Molecular Probes, Inc.	Oregon	100
Acoustic Cytometry Systems, Inc.	Delaware	100
Matrix MicroScience Inc.	Colorado	100
Gold Cattle Standard Testing Labs, Inc.	Texas	100
Pinpoint Genomics, Inc.	Delaware	100
Westover Scientific, Inc.	Washington	100
Kettlebrook Insurance Co. ltd. [32.5% owned by Invitrogen Europe Limited]	Hawaii	67.5
Life Technologies Israel Ltd.	Israel	100
Life Technologies Japan Ltd.	Japan	100
Invitrogen Finance Corp.	Delaware	100
CellzDirect, Inc.	Delaware	100
Applied Biosystems LLC	Delaware	100
Ambion Inc.	Delaware	100
Boston Probes, Inc.	Delaware	100
NewcoGen PE, LLC	Delaware	100
Applied Biosystems International Inc.	Delaware	100
Applied Biosystems International, Inc. Russia Rep Office	Russian Federation	100
BioTrove Corporation	Delaware	100
BioTrove International, Inc.	Delaware	100
Life Technologies Clinical Services Lab, Inc.	Delaware	100
Compendia Bioscience, Inc.	Michigan	100

AcroMetrix Corporation	California	100
AcroMetrix Europe B.V.	Netherlands	100
Invitrogen Holdings, Inc.	Delaware	100
Applied Biosysems Thailand Ltd.	Thailand	100
Life Technologies Korea LLC [20% by Applied Biosystems LLC]	South Korea	80
KDR Biotech Co ltd.	South Korea	100
Applied Biosystems Shanghai Trading Ltd.	China	100
Life Technologies Biotechnologies Trading (Shanghai) Co., Ltd.	China	100
Life Technologies DaAn Diagnostic (Guangzhou) Co., Ltd.	China	100
Shanghai Life Technologies Biotechnology Co. Limited	China	100
Applied Biosystems Taiwan LLC	Delaware	100
Life Technologies Co., Ltd. [42.6% by Applied Biosystems BV]	Taiwan	57.4
Life Technologies, Inc.	Canada	100
Life Technologies Brasil Comercio e Industria Ltda	Brazil	100
Life Technologies Chile SpA	Chile	100
PE AG	Switzerland	100
ZAO PE Biosystems	Russia	100
Invitrogen Holdings Ltd.	Scotland	100
Invitrogen Europe Ltd.	Scotland	100
Life Technologies Limited	Scotland	100
Matrix MicroScience Ltd.	England	100
Life Technologies Finance Ltd.	Scotland	100
Life Technologies GmbH	Germany	100
Genomed GmbH	Germany	100
GeneArt AG	Germany	100
Mr. Gene GmbH	Germany	100
LTC Tech South Africa PTY Ltd.	South Africa	100
Applied Biosystems B.V.	Netherlands	100
Life Technologies Australia PTY Ltd.	Australia	100
Life Technologies New Zealand Ltd.	New Zealand	100
Invitrogen Hong Kong Limited	China	100
Invitrogen Hong Kong Limited – Beijing Rep Off	China	100
Life Technologies Limited [23.5% by Applied Biosystems BV]	Hong Kong	76.5
Life Technologies Limited [23.5% by Applied Biosystems BV]	Hong Kong	76.5
Life Technologies Holdings PTE Ltd.	Singapore	100
Life Technologies Magyarorszag Kft	Hungary	100
Life Technologies Czech Republic s.r.o.	Czech Republic	100
Life Technologies Polska Sp z.o.o.	Poland	100
Life Technologies International B.V.	Netherlands	100
Life Technologies Europe B.V.	Netherlands	100
Life Technologies Europe B.V. Belgisch Bijkantoor	Belgium	100
Life Technologies Europe B.V. – Nederlaenderna Filial Sverige - Sweden	Sweden	100
Life Technologies Europe B.V. Nieuwerkerk aan den Ijssel Zweigniederlassung- Switzerland	Switzerland	100

Life Technologies Italia, fil Life Tehnologies Europe B.V. (Italy)	Italy	100
Life Technologies SA	Spain	100
Stokes Bio Ltd.	Ireland	100
Life Technologies s.r.o [2.1% by Applied Biosystems BV]	Slovakia	97.9
Life Technologies AS	Norway	100
Dynal Biotech Beijing Ltd.	China	100
Nihon Dynal K.K. [40% by Veritas Corp. a Joint Venture]	Japan	60
Life Technologies SAS	France	100
Laboratoire Services International (LSI) SAS	France	100
BAC BV	Netherlands	100
BAC IP BV	Netherlands	100
Thermo Fisher Scientific Life Investments III S.a.r.l. [1% by Thermo Fisher Scientific Life Investments I S.à r.l.]	Luxembourg	99
Fisher Scientific Holding HK Limited [.01% by Fisher Scientific Holding Company LLC]	Hong Kong	99.99
Fisher Scientific (Hong Kong) Limited [.0022 Fisher Scientific Holding Company LLC]	Hong Kong	99.978
FSWH II C.V. [.0328% by Fisher WWD Holding L.L.C. and 1.4695% by Fisher Clinical Services Inc.]	Netherlands	98.4977
Thermo Fisher Senior Canada Holdings LLC	Delaware	100
Thermo Fisher Insurance Holdings Inc.	Delaware	100
Thermo Fisher Insurance Holdings LLC [45.62% by Thermo Fisher Re Ltd.]	Delaware	54.38
Thermo Scientific Microbiology Sdn Bhd	Malaysia	100
Thermo Scientific Microbiology Pte Ltd.	Singapore	100
Perbio Science BVBA	Belgium	100
Fisher Canada Holding ULC 1	Canada	100
Fisher Canada Holding ULC 2	Canada	100
Fisher CLP Holding Limited Partnership [1.6% by Fisher Canada Holding ULC 2]	Canada	98.4
Thermo Fisher Scientific Beteiligungsverwaltungs GmbH	Germany	100
Phadia ApS	Denmark	100
Phadia S.r.l.	Italy	100
Phadia s.r.o. [1% by Phadia AB]	Czech Republic	99
Phadia B.V.	Netherlands	100
Phadia AS	Norway	100
Phadia Korea Co., Ltd.	Korea	100
Phadia Taiwan Inc.	Taiwan	100
Phadia AG	Switzerland	100
Phadia Ltd.	England	100
Phadia K.K.	Japan	100
Phadia Austria GmbH	Austria	100
Phadia N.V. [.0016% by Phadia Ltd]	Belgium	99.9984
Phadia Sociedad Unipessoal Lda	Portugal	100
Phadia Spain S.L.	Spain	100
Phadia Oy	Finland	100
Phadia SAS	France	100
Fiberlite Centrifuge LLC	Delaware	100

Fisher Canada Limited Partnership [1.14% by Fisher Canada Holding ULC 2]	Canada	98.86
Fisher Scientific Company	Canada	100
Thermo Fisher International Holdings LLC	Delaware	100
Fisher (Barbados) Holding SRL	Barbados	100
Cole-Parmer Canada Company	Canada	100
Diagnostix Ltd.	Canada	100
Fisher Scientific Oxoid Holdings Ltd.	England	100
Oxoid Company	Canada	100
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg	100
Perbio Science International Netherlands B.V.	Netherlands	100
Perbio Science (Canada) Company	Canada	100
Fisher Scientific UK Holding Company Limited	England	100
Fisher Scientific Oy	Finland	100
Fisher Scientific Norway AS	Norway	100
Fisher Scientific A/S	Norway	100
Doublecape Holding Limited	England	100
I.Q. (BIO) Limited	England	100
Oxoid (ELY) Limited	England	100
Doublecape Limited	England	100
Fisher Scientific Ireland Limited	Ireland	100
Fisher Scientific Holding U.K., Limited	England	100
Fisher Scientific U.K., Limited	England	100
Orme Scientific Limited	England	100
FSUK Holdings Limited	England	100
Sterilin Limited	England	100
Fisher Scientific UK Holding Company 2	England	100
Fisher Clinical Services U.K. Limited	England	100
Fisher Clinical Services Pte Ltd.	Singapore	100
Fisher Clinical Services (Beijing) Co., Ltd.	China	100
Fisher Scientific Europe Holdings B.V.	Netherlands	100
Fisher Scientific The Hague IV B.V.	Netherlands	100
Acros Organics B.V.B.A. [.0001% by Fisher Scientific The Hague II B.V. and .0206% by Fisher Chimica BVBA]	Belgium	99.9794
Fisher Scientific AG [17.55% by Fisher Scientific S.A.S.]	Switzerland	82.45
Ecochem N.V. [.33% by Fisher Chimica BVBA]	Belgium	99.67
Fisher Chimica BVBA [.01% by Fisher Scientific The Hague II B.V.]	Belgium	99.99
Fisher Scientific The Hague V B.V.	Netherlands	100
Fisher Scientific Ireland Holding [1% by Fisher Scientific Europe Holdings B.V.]	Ireland	99
Fisher Clinical Services GmbH	Switzerland	100
Fisher BioPharma Services (India) Private Limited [.315% by Fisher Clinical Services U.K. Limited]	India	99.685
Fisher Scientific Ireland Investments [.10% by Fisher Scientific Europe Holdings B.V.]	Ireland	99.90
Fisher Scientific The Hague III B.V.	Netherlands	100
Fisher Scientific of the Netherlands B.V.	Netherlands	100
Fisher Emergo B.V.	Netherlands	100
Labo-Tech B.V.	Netherlands	100
Fisher Scientific The Hague II B.V.	Netherlands	100
Fisher Scientific The Hague I B.V.	Netherlands	100
Fisher Scientific Jersey Island Limited	Jersey	100

Fisher Maybridge Holdings Limited	England	100
Maybridge Chemical Holdings Limited	England	100
Maybridge Limited	England	100
Maybridge Chemical Company Limited	England	100
Fisher Bioblock Holding II SNC [.99% by Fisher Scientific The Hague II BV]	France	99.01
Thermo Electron Holdings SAS [22.12% by Fisher Canada Limited Partnership]	France	77.88
Thermo Electron SAS	France	100
Thermo Electron LED S.A.S.	France	100
Jouan Limited	England	100
Thermo Electron Industries	France	100
S.C.I. du 10 rue Dugay Trouin [2% by Thermo Electron Industries]	France	98
Thermo Fisher Scientific Milano Srl [.05% by Thermo Electron Industries]	Italy	99.95
Jouan Robotics SAS	France	100
Perbio Science France SAS	France	100
Fisher Scientific S.A.S.	France	100
Avantec Sarl	France	100
Fisher Scientific SPRL [.1% by Fisher Bioblock Holding II SNC]	Belgium	99.90
Novodirect GmbH	Germany	100
SCI Inno 92 [.0003% held privately]	France	99.9996
Fisher Scientific, SL	Spain	100
Fisher Scientific, Unipessoal, Lda.	Portugal	100
Afora, S.A.U.	Spain	100
Bonsai Tecnologies - Sistemas para Biotecnología e Industria, Unipessoal Lda	Portugal	100
Oxoid Holding SAS	France	100
Oxoid SAS	France	100
Oxoid Senior Holdings Limited	England	100
Oxoid UKH LLC [0% by Oxoid Senior Holdings Limited]	Delaware	100
Oxoid 2000 Limited	England	100
Oxoid Holdings Limited	England	100
Oxoid International Limited	England	100
OXOID CZ s.r.o. [1% by Oxoid Limited]	Czech Republic	99
Oxoid A/S	Denmark	100
Oxoid AS	Norway	100
Oxoid AB	Sweden	100
Oxoid AG	Switzerland	100
Oxoid Brazil LTDA (.01% by Oxoid Limited)	Brazil	99.99
Oxoid BV	Netherlands	100
Oxoid Inc.	Delaware	100
Oxoid New Zealand Limited	New Zealand	100
Oxoid N.V. [.01% by Oxoid Limited]	Belgium	99.99
Oxoid SA	Spain	100
Oxoid S.p.A	Italy	100
Oxoid Limited	England	100
G & M Procter Limited	Scotland	100
Oxoid Limited	Ireland	100

Oxoid Pension Trustees Limited	England	100
Fisher Scientific Japan, Ltd.	Japan	100
Fisher Scientific Korea Ltd	Korea	100
Fisher WWD Holding L.L.C.	Delaware	100
Kyle Jordan Investments LLC	Delaware	100
Pacific Rim Far East Industries LLC	Delaware	100
Pacific Rim Investment, LLC	Delaware	100
Marketbase International Limited	Hong Kong	100
Thermo-Fisher Biochemical Product (Beijing) Co.,Ltd.	China	100
Cenduit LLC [50% held privately]	Delaware	50